Related parties	12 Months Ended
Dec. 31, 2019
Disclosure of transactions between related parties [abstract]
Disclosure of related party [text block]

25 Related parties

Transactions with the Norwegian State

The Norwegian State is the majority shareholder of Equinor and also holds major investments in other Norwegian companies. As of 31 December 2019, the Norwegian State had an ownership interest in Equinor of 67.0% (excluding Folketrygdfondet, the Norwegian national insurance fund, of 3.4%). This ownership structure means that Equinor participates in transactions with many parties that are under a common ownership structure and therefore meet the definition of a related party.

Total purchases of oil and natural gas liquids from the Norwegian State amounted to USD 7,505 million, USD 8,604 million and USD 7,352 million in 2019, 2018 and 2017, respectively. Total purchases of natural gas regarding the Tjeldbergodden methanol plant from the Norwegian State amounted to USD 36 million, USD 49 million and USD 39 million in 2019, 2018 and 2017, respectively. These purchases of oil and natural gas are recorded in Equinor ASA. In addition, Equinor ASA sells in its own name, but for the Norwegian State’s account and risk, the Norwegian State’s gas production. These transactions are presented net. For further information please see note 2 Significant accounting policies. The most significant items included in the line item payables to equity accounted associated companies and other related parties in note 21 Trade and other payables, are amounts payable to the Norwegian State for these purchases.

Other transactions

In relation to its ordinary business operations Equinor enters into contracts such as pipeline transport, gas storage and processing of petroleum products, with companies in which Equinor has ownership interests. Such transactions are included within the applicable captions in the Consolidated statement of income. Gassled and certain other infrastructure assets are operated by Gassco AS, which is an entity under common control by the Norwegian Ministry of Petroleum and Energy. Gassco’s activities are performed on behalf of and for the risk and reward of pipeline and terminal owners, and capacity payments flow through Gassco to the respective owners. Equinor payments that flowed through Gassco in this respect amounted to USD 1,396 million, USD 1,351 million and USD 1,155 million in 2019, 2018 and 2017, respectively. These payments are mainly recorded in Equinor ASA. In addition, Equinor ASA process in its own name, but for the Norwegian State’s account and risk, the Norwegian State’s share of the Gassco costs. These transactions are presented net.

On 5 August 2019, Equinor reduced its ownership interest in Lundin Petroleum AB (Lundin) from 20.1% to 4.9% of the outstanding shares and votes. In the period of 1 January to 5 August 2019, total purchase of oil and related products from Lundin amounted to USD 107 million. Total purchase of oil and related products from Lundin amounted to USD 879 million and USD 176 million in 2018 and 2017, respectively. In 2018, Equinor also sold oil and related products to Lundin, at an amount of USD 296 million. The sale and purchase of oil and related products are recorded in Equinor ASA. For information concerning the divestment of Lundin shares, see note 4 Acquisitions and disposals.

Equinor leases two office buildings, located in Bergen and Harstad, owned by Equinor’s pension fund (“Equinor Pension”). The lease contracts extend to the years 2034 and 2037 and Equinor ASA has recognised lease liabilities of USD 372 million related to these contracts.

Related party transactions with management are presented in note 6 Remuneration. Management remuneration for 2019 is presented in note 4 Remuneration in the financial statements of the parent company, Equinor ASA.